CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, Douglas Eu, President & Treasurer of Jardine Fleming China Region Fund, Inc. (the "Registrant"), certify that:

     1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date: AUGUST 28, 2003                    /s/ Douglas Eu
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                                         Douglas Eu, President & Treasurer
                                         (principal executive and
                                         principal financial officer)